                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Forms S-8 (File No. 333-47046) and S-8 (File
No. 333-55772).

                                          ARTHUR ANDERSEN LLP

Vienna, Virginia
March 9, 2001